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EXHIBIT 23.6








                              Consent of Auditors

The Board of Directors
SMTC Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG LLP

Milwaukee, Wisconsin
July 20, 2000